UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2012

ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.  Departure of Directors or Certain Officers; Appointment of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 28, 2012, Accuride Corporation (the “Company”) appointed Greg Risch as Vice President / Chief Financial Officer.  Mr. Risch’s base salary will be $240,000 per annum.  Mr. Risch had served as the Company’s Interim Chief Financial Officer since October 2011 and previously served the Company in various capacities over the preceding 17 years, including as the Company’s Vice President and Chief Accounting Officer from January 2010 through October 2011, Director of Financial Planning and Reporting from January 2008 through December 2009, Assistant Controller from May 2005 to December 2007, Plant Controller from August 2001 through April 2005, General Accounting Manager from April 1999 through July 2001, and Accountant/Analyst from August 1994 through March 1999.  Mr. Risch received a Bachelor of Arts degree from Kentucky Wesleyan College.  Mr. Risch is 40 years old.

On February 28, 2012, the Compensation Committee of the Board of Directors of the Company (the “Committee”) determined that no bonus was payable under the Company’s 2011 Annual Incentive Compensation Plan.  However, the Committee and the full Board of Directors of the Company approved a discretionary cash bonus to certain employees, which included the following:

Amount
Richard F. Dauch	$143,229.19
Gregory A. Risch	$21,285.42
James J. Maniatis	$35,250.01

On February 29, 2012, William M. Lasky advised the Board of Directors that he will end his service as a member of the Board of Directors of the Company at the end of his current term, which expires at the Company’s next annual meeting of stockholders scheduled for April 24, 2012.

Item 7.01.  Regulation FD Disclosure.

On March 5, 2012, the Company issued a press release announcing the date of its 2012 Annual Meeting Of Stockholders, which will be held on Tuesday, April 24, 2012, beginning at 7:30 a.m. Eastern at the MGM Grand Detroit Hotel in Detroit, Michigan.  A copy of the press release is furnished as Exhibit 99.1 hereto.

On March 5, 2012, the Company issued a press release announcing Mr. Lasky’s decision to end his service as Chairman of the Board and as a director as of the end of his current term, a copy of which is furnished as Exhibit 99.2 hereto.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits

99.1	Press Release, dated March 5, 2012, entitled “Accuride Corporation Sets Date of 2012 Annual Meeting of Stockholders.”

99.2	Press Release, dated March 5, 2012, entitled “Accuride Chairman to Step Down.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

/s/ Stephen A. Martin	Dated: March 5, 2012
Stephen A. Martin
Senior Vice President / General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated March 5, 2012, entitled “Accuride Corporation Sets Date of 2012 Annual Meeting of Stockholders.”
99.2	Press Release, dated March 5, 2012, entitled “Accuride Chairman to Step Down.”